UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 26, 2017

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Sonus Networks, Inc. (“Sonus”) held a special meeting of stockholders (the “Special Meeting”) on October 26, 2017 to consider and vote upon the matters listed below.  The proposals are described in detail in Sonus’ Definitive Proxy Statement, which was filed with the U.S. Securities and Exchange Commission on September 22, 2017.

As of the close of business on August 30, 2017, the record date for the Special Meeting, 51,770,801 shares of Sonus common stock were issued and outstanding (which includes 2,062,419 unvested shares underlying restricted stock grants that are not considered to be outstanding for accounting purposes) and entitled to vote at the Special Meeting. 39,176,533 shares of Sonus common stock were represented in person or by proxy at the Special Meeting and, therefore, a quorum was present. The number of votes cast for or against, as well as abstentions and broker non-votes (if any), with respect to each proposal is set out below:

(1)           By the following vote, the stockholders approved the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 23, 2017, among Sonus, Solstice Sapphire Investments, Inc. (“New Solstice”), Solstice Sapphire, Inc. (“Solstice Merger Sub”), Green Sapphire Investments LLC, Green Sapphire LLC, GENBAND Holdings Company (“GENBAND”), GENBAND Inc. (“GB”), and GENBAND II, Inc. (“GB II” and together with GENBAND and GB, the “GENBAND Parties”), and approve the merger of Solstice Merger Sub with and into Sonus, with Sonus surviving the merger as a wholly owned subsidiary of New Solstice (the “Sonus Merger Proposal”):

Shares For:	38,528,927

Shares Against:	503,554

Abstentions:	144,052

Broker Non-Votes:	0

(2)           By the following vote, the stockholders approved the following five separate proposals relating to the amended and restated certificate of incorporation of New Solstice that, in accordance with the Merger Agreement, will be approved and adopted by Sonus as the sole stockholder of New Solstice prior to the mergers and the principal stockholders agreement that New Solstice will enter into with certain of the existing principal stockholders of the GENBAND Parties (the “OEP Stockholders”) upon completion of the mergers (the “Governance-Related Proposals”):

(A)          To approve provisions related to the amount and classes of authorized stock:

Shares For:	37,669,635

Shares Against:	1,344,008

Abstentions:	162,890

Broker Non-Votes:	0

(B)          To approve provisions related to board size and composition:

Shares For:	38,496,061

Shares Against:	520,223

Abstentions:	160,249

Broker Non-Votes:	0

(C)          To approve provisions related to removal of directors:

Shares For:	38,492,261

Shares Against:	504,617

Abstentions:	179,655

Broker Non-Votes:	0

(D)          To approve provisions granting preemptive rights to the OEP Stockholders:

Shares For:	38,336,835

Shares Against:	658,933

Abstentions:	180,765

Broker Non-Votes:	0

(E)           To approve provisions relating to Section 203 of the Delaware General Corporation Law:

Shares For:	38,497,278

Shares Against:	503,098

Abstentions:	176,157

Broker Non-Votes:	0

(3)           By the following vote, the stockholders approved the proposal to permit Sonus to adjourn the Special Meeting, if necessary, for further solicitation of proxies if there are not sufficient votes at the originally schedule time of the Special Meeting to approve the Sonus Merger Proposal and the Governance-Related Proposals:

Shares For:	36,665,968

Shares Against:	2,334,417

Abstentions:	176,148

Broker Non-Votes:	0

(4)          By the following vote, the stockholders approved the proposal to approve, by non-binding, advisory vote, certain compensation arrangements for Sonus’ named executive officers in connection with the mergers:

Shares For:	37,954,593

Shares Against:	994,538

Abstentions:	227,402

Broker Non-Votes:	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2017	SONUS NETWORKS, INC.

By:
/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary